INTEREST EXPENSES	12 Months Ended
Dec. 31, 2020
INTEREST EXPENSES [Abstract]
INTEREST EXPENSES
10.	INTEREST EXPENSES

Interest expenses consist of interest expense on the long-term debt and amortization of deferred financing costs related to the facilities described in Note 9.

All figures in USD ‘000	2020	2019	2018
Interest Expenses, net of capitalized interest	27,127	34,018	29,753
Commitment Fee	-	-	3,325
Amortization of Deferred Financing Costs	4,354	4,372	1,470
Other financial costs	-	-	1
Total Interest Expenses	31,481	38,390	34,549

For the years ended December 31, 2020, 2019 and 2018, $0.1 million, $0.0 million and $2.6 million of interest expenses were capitalized, respectively.